DIREXION FUNDS

PSI Calendar Effects Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 29, 2005

Effective April 28, 2006, Potomac Funds has changed its name to DireXion Funds (the “Trust”). In conjunction with this change, the Trust’s website has also changed to www.direxionfunds.com.

Questions regarding these changes may be directed to the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is April 28, 2006.